UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 16, 2005
Aqua America, Inc.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-06659	23-1702594

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 527-8000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 2, 2005, our Board of Directors declared a 4-for-3 common stock split (the “Stock Split”) effected in the form of a 33 1/3% stock distribution for all common shares outstanding, to shareholders of record on November 17, 2005. The new shares were distributed on December 1, 2005. The selected consolidated financial data (unaudited) attached as Exhibit 99.1 to this Report gives effect to the Stock Split retrospectively for the periods indicated therein.
Item 9.01 Financial Statements and Exhibits.

(d	)	Exhibits.

99.1		Aqua America, Inc. Selected Consolidated Financial Data (Unaudited).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA AMERICA, INC.
Dated: December 16, 2005	By:	ROY H. STAHL
Roy H. Stahl
Executive Vice President and General Counsel

Exhibit Index

Exhibit	Exhibit Description

99.1	Aqua America, Inc. Selected Consolidated Financial Data (Unaudited).